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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)     May 23, 2002
                                                 ----------------------


                              BarPoint.com, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)


             000-21235                               11-2780723
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      (Commission File Number)            (IRS Employer Identification No.)


                             2200 SW 10/th/ Street
                        Deerfield Beach, Florida 33442
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         (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code   (954)949-7000
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         (Former name or former address, if changed since last report)
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Item 4.   Change in Registrant's Certifying Accountant.
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     On May 23, 2002, Deloitte & Touche LLP ("D&T") notified BarPoint.com, Inc.
(the "Company") that D&T would be resigning as the Company's certifying accountant. D&T's resignation was accepted by the Company's Board of Directors. D&T originally was selected as independent accountants for the Company on August 10, 2000 to audit its consolidated financial statements as of and for the year ended September 30, 2000.

     During the Company's fiscal year ended September 30, 2000, during the Company's fiscal year ended September 30, 2001 and during the interim period preceding their resignation as the Company's independent accountants, there were no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the events listed in paragraph (B) through (D) of Regulation S-B Item 304(a)(1)(iv) occurred. The report of D&T, dated November 22, 2000, on the Company's consolidated financial statements as of and for the year ended September 30, 2000 included in the Company's 2000 Annual Report on Form 10-KSB, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. The report of D&T, dated March 19, 2002, on the Company's consolidated financial statements as of and for the year ended December 31, 2001 included in the Company's 2001 Annual Report on Form 10-KSB, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. A letter from D&T is attached as Exhibit 16.

     As of the date hereof, the Company is in the process of interviewing and engaging a new independent auditor.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Businesses Acquired.
     Not Applicable.

(b)  Pro Forma Financial Information.
     Not Applicable.

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(c)   Exhibits


   Exhibit
   Number                               Description
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     16          Letter re:  Change in certifying accountant (filed herewith).

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BARPOINT.COM, INC.


Dated: May 29, 2002                 By: /s/ Jeffrey W. Sass
                                       -----------------------------
                                    Name: Jeffrey W. Sass
                                    Its: President and Chief Executive Officer

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